Exhibit 99.2

HERITAGE COMMERCE CORP
SLIDE PRESENTATION TO INVESTORS
MAY 11, 2011

WALTER T. KACZMAREK
CHIEF EXECUTIVE OFFICER
HERITAGE COMMERCE CORP

FORWARD LOOKING STATEMENT DISCLAIMER
Forward-looking statements are based on management’s knowledge and belief as of today and include information concerning the Company’s possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. A number of factors, some of which are beyond the Company’s ability to control or predict, could cause future results to differ materially from those contemplated by such forward-looking statements.  The forward-looking statements could be affected by many factors, including but not limited to: (1) competition for loans and deposits and failure to attract or retain deposits and loans; (2) local, regional, and national economic conditions and events and the impact they may have on us and our customers, and our assessment of that impact on our estimates including but not limited to the allowance for loan losses; (3) risks associated with concentrations in real estate related loans; (4) changes in the level of nonperforming assets and charge-offs and other credit quality measures, and their impact on the adequacy of the Company’s allowance for loan losses and the Company’s provision for loan losses; (5) the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Federal Open Market Committee of the Federal Reserve Board; (6) stability of funding sources and continued availability of borrowings; (7) our compliance with and the effects of the regulatory Written Agreement the Company and Heritage Bank of Commerce, its subsidiary bank, have entered into with their regulators; (8) the effect of changes in laws and regulations with which the Company and Heritage Bank of Commerce must comply, including, but not limited to any increase in FDIC insurance premiums; (9)  our ability to raise capital or incur debt on reasonable terms; (10) regulatory limits on Heritage Bank of Commerce’s ability to pay dividends to the Company; (11) future legislative or administrative changes to the U.S. Treasury Capital Purchase Program enacted under the Emergency Economic Stabilization Act of 2008; (12) the impact of the Emergency Economic Stabilization Act of 2008 and the American Recovery and Reinvestment Act of 2009 and related rules and regulations on our business operations and competitiveness, including the impact of executive compensation restrictions, which may affect our ability to retain and recruit executives in competition with other firms who do not operate under those restrictions; (13) the impact of the Dodd Frank Wall Street Reform and Consumer Protection Act signed by President Obama on July 21, 2010; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; (15) changes in the deferred tax asset valuation allowance in future quarters; (16) the costs and effects of legal and regulatory developments, including resolution of legal proceedings or regulatory or other governmental inquiries, and the results of regulatory examinations or reviews; (17) the ability to increase market share and control expenses; and (18)  our success in managing the risks involved in the foregoing items. For a discussion of factors which could cause results to differ, please see the Company’s reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company’s press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management’s view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

                                             Member FDIC